COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2013
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

12. COMMITMENTS AND CONTINGENCIES

  Lease and Other Commitments

        In December 2008, the Company signed an agreement for a ten-year lease of office space in Moscow. In April 2011, the Company entered into two more lease agreements to increase the size of its rented office space located in its headquarters complex in Moscow for the remaining period of the original lease. In December 2013, the Company further extended its headquarters complex signing a preliminary seven-year lease agreement for additional office space.

        As of December 31, 2013, future minimum lease payments due under the Moscow leases and other non-cancellable operating leases for more than one year are as follows:

Payments due in the years ending December 31,	Moscow headquarters lease	Other leases	Total	Total
	RUR	RUR	RUR	$
2014	2,288	733	3,021	92.4
2015	1,644	457	2,101	64.2
2016	1,625	276	1,901	58.1
2017	2,040	157	2,197	67.1
2018 and thereafter	3,495	61	3,556	108.6

Total	11,092	1,684	12,776	390.4

        For the purposes of the disclosure above, the Company assumed no changes in the rented space or rental price specified in existing as of reporting date rental agreements.

        For the years ended December 31, 2011, 2012 and 2013, rent expenses under operating leases totaled approximately RUR 1,199, RUR 1,656 and RUR 1,790 ($54.7), respectively.

        Additionally, the Company has entered into purchase commitments in excess of one year for other goods and services, which total RUR 556 ($17.0) in 2014, RUR 568 ($17.4) in 2015, RUR 339 ($10.4) in 2016, RUR 296 ($9.0) in 2017, RUR 244 ($7.5) in 2018 and RUR 293 ($9.0) thereafter.

  Legal Proceedings

        In the ordinary course of business, the Company is a party to various legal proceedings, and subject to claims, certain of which relate to copyright infringement. The Company believes that its liability, if any, in all such pending litigation, other legal proceedings or other matters will not have a material effect upon its financial condition, results of operations or the liquidity of the Company.

  Environment and Current Economic Situation

        Emerging markets such as Russia are subject to different risks than more developed markets, including economic, political and social, and legal and legislative risks. Laws and regulations affecting businesses continue to change rapidly and tax and regulatory frameworks are subject to varying interpretations.

        In particular, taxes are subject to review and investigation by a number of authorities authorized by law to impose fines and penalties. Although the Company believes it has provided adequately for all tax liabilities based on its understanding of the tax legislation, the above factors may create tax risks for the Company. In addition to the obligations shown in the lease commitments section above, approximately RUR 21 ($0.6) of unrecognized tax benefits have been recorded as liabilities, and the Company is uncertain as to if or when such amounts may be settled (Note 10). Related to unrecognized tax benefits, the Company has also recorded a liability for potential penalties of RUR 3 ($0.1) and interest of RUR 1 ($0.0). As of December 31, 2013, except for the income tax contingencies described above, the Company accrued RUR 43 ($1.3) for contingencies related to non-income taxes.

        The future economic direction of Russia is heavily influenced by the fiscal and monetary policies adopted by the government, together with developments in the legal, regulatory, and political environment.

        Because Russia produces and exports large volumes of oil and gas, the Russian economy is particularly sensitive to the price of oil and gas on the world market.